           FIRST UNION RESIDENTIAL SECURITIZATION TRANSACTIONS, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of First Union Residential Securitization Transactions, Inc. (the "Corporation") hereby constitute and appoint Brian E. Simpson, James F. Powers and Vincent Altamura and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of Residential Mortgage Pass-Through Certificates and to sign any and all amendments to such Registration Statement and to file such Registration Statement, any such amendment thereto and other documents in connection therewith.

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
                      SIGNATURE                                    CAPACITY                   DATE
                      ---------                                    --------                   ----

                /s/ BRIAN E. SIMPSON                   President & Director (Principal    May 19, 1999
-----------------------------------------------------    Executive Officer)
                  Brian E. Simpson

                 /s/ JAMES H. HATCH                    Senior Vice President and          May 19, 1999
-----------------------------------------------------    Treasure (Chief Financial
                   James H. Hatch                        Officer and Chief Accounting
                                                         Officer)

                 /s/ SALAR K. MIRRAN                   Director                           May 19, 1999
-----------------------------------------------------
                   Salar K. Mirran

               /s/ JULIANA C. JOHNSON                  Director                           May 19, 1999
-----------------------------------------------------
                 Juliana C. Johnson
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